Exhibit 99.2

Element Solutions Inc

Unaudited Pro Forma Condensed Consolidated Financial Information

Overview

On January 31, 2019 (the "Closing Date"), Element Solutions Inc (previously known as Platform Specialty Products Corporation) (the "Company") completed the previously announced sale of its Agricultural Solutions business, which consisted of Arysta LifeScience Inc. and its subsidiaries (collectively, "Arysta"), to UPL Corporation Ltd. (the "Arysta Sale").

The consideration received from the Arysta Sale amounted to approximately $4.20 billion in cash, subject to certain post-closing adjustments in respect of, among other things, cash, indebtedness and working capital as of the Closing Date. The Company used the proceeds from the Arysta Sale and funds from its $750 million senior secured term loan (the “Term Loan B”) under its new credit agreement dated as of January 31, 2019 (the "Credit Agreement") to repay approximately $3.14 billion of term loans outstanding under its Second Amended and Restated Credit Agreement, dated as of August 6, 2014 (as amended and restated from time to time, the "Prior Credit Agreement") as of the Closing Date and $1.51 billion of U.S. dollar denominated 6.5% senior notes due 2022 and euro denominated 6.0% senior notes due 2023 (collectively, the "Redeemed Notes"), including associated call premiums and transaction expenses estimated at $38.6 million. On the Closing Date, the Prior Credit Agreement was terminated and replaced with the new Credit Agreement.

The Arysta Sale constituted a significant disposition for purposes of Item 2.01 of Form 8-K. As a result, the Company prepared the accompanying unaudited pro forma condensed consolidated financial information in accordance with Article 11 of Regulation S-X. Based on its magnitude, the Arysta Sale represents a significant strategic shift that will have a material effect on the Company's operations and financial results. Accordingly, the Arysta business met the definition of discontinued operation, as defined by Accounting Standards Codification 205-20 - Discontinued Operations, in the quarter ended September 30, 2018.

Basis of Presentation

The following unaudited pro forma condensed consolidated financial information of the Company, which is comprised of the Company's unaudited pro forma condensed consolidated balance sheet at September 30, 2018 and unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30 2018 and the years ended December 31, 2017, 2016 and 2015, present the historical financial position and results of operations of the Company adjusted to reflect the impact of the Arysta Sale and certain pro forma adjustments determined to be directly attributable to the Arysta Sale, factually supportable and, with respect to the unaudited pro forma condensed consolidated statements of operations, expected to have a continuing impact on the Company's results. The unaudited pro forma condensed consolidated balance sheet is presented as if the Arysta Sale and capital structure modifications had occurred on September 30, 2018. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2018 and for the years ended December 31, 2017, 2016 and 2015 are presented as if the Arysta Sale had occurred on January 1, 2015 and the capital structure modifications had occurred on January 1, 2017. The pro forma adjustments are described in the accompanying notes and are based upon information and assumptions available at the time of the February 4, 2019 filing of the Company's current report on Form 8-K reporting the Arysta Sale.

The following unaudited pro forma condensed consolidated financial information is subject to adjustments and is presented for informational purposes only, and does not purport to represent what the Company’s results of operations or financial position would actually have been if the Arysta Sale and capital structure modifications had in fact occurred on the dates discussed above. In addition, this pro forma information is not necessarily indicative of the Company's financial position and results of operations for any future periods, and future results may vary significantly from the results reflected herein. Finally, this pro forma information does not reflect any potential reductions of previously allocated corporate costs or incremental costs the Company may potentially incur as an entity operating independently of Arysta.

The Company’s current estimates on a discontinued operations basis are preliminary and remain subject to change as the Company completes its year-end financial close process and its audited financial statements as of and for the year ended December 31, 2018. Actual results may differ materially from these preliminary estimates.

This unaudited pro forma condensed consolidated financial information should be read in conjunction with the following:

•	The Company's condensed consolidated financial statements and the notes thereto as of and for the nine months ended September 30, 2018 and Management's Discussion and Analysis of Financial Condition and Results of Operations included in the Company's Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2018;

•	The Company's consolidated financial statements and the notes thereto as of and for the years ended December 31, 2017, 2016 and 2015, and Management's Discussions and Analysis of Financial Condition and Results of Operations included in the Company's Annual Report on Form 10-K for the year ended December 31, 2017; and

•	The risk factors outlined under the caption "Risk Factors" within each of the Reports listed above.

PLATFORM SPECIALTY PRODUCTS CORPORATION

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

	September 30, 2018
(in millions)	Historical	Sale (1)	Pro Forma Adjustments (2)	Pro Forma
Assets
Cash and cash equivalents	$252.2	$4,266.4	$(3,950.9)	$567.7
Accounts receivable, net of allowance for doubtful accounts of $7.8	400.3	—	—	400.3
Inventories	210.2	—	—	210.2
Prepaid expenses and other current assets	59.6	—	—	59.6
Current assets of discontinued operations	1,545.0	(1,545.0)	—	—
Total current assets	2,467.3	2,721.4	(3,950.9)	1,237.8
Property, plant and equipment, net	270.1	—	—	270.1
Goodwill	2,187.4	—	—	2,187.4
Intangible assets, net	1,054.4	—	—	1,054.4
Other assets	28.8	—	—	28.8
Non-current assets of discontinued operations	3,383.5	(3,383.5)	—	—
Total assets	$9,391.5	$(662.1)	$(3,950.9)	$4,778.5
Liabilities and stockholders' equity
Accounts payable	$112.7	$—	$—	$112.7
Accrued expenses and other current liabilities	171.5	46.9	(16.7)	201.7
Current liabilities of discontinued operations	842.4	(842.4)	—	—
Total current liabilities	1,126.6	(795.5)	(16.7)	314.4
Debt and capital lease obligations	5,389.9	—	(3,863.5)	1,526.4
Pension and post-retirement benefits	53.4	—	—	53.4
Deferred income taxes	145.3	—	—	145.3
Contingent consideration	81.7	—	—	81.7
Other liabilities	76.9	10.4	—	87.3
Non-current liabilities of discontinued operations	406.4	(406.4)	—	—
Total liabilities	7,280.2	(1,191.5)	(3,880.2)	2,208.5
Stockholders' Equity
Preferred stock - Series A	—	—	—	—
Common stock: 400.0 shares authorized (288.3 shares issued)	2.9	—	—	2.9
Additional paid-in capital	4,054.0	—	—	4,054.0
Treasury stock (0.0 shares)	(0.1)	—	—	(0.1)
Accumulated deficit	(1,230.6)	—	(70.7)	(1,301.3)
Accumulated other comprehensive loss	(780.0)	567.6	—	(212.4)
Total stockholders' equity	2,046.2	567.6	(70.7)	2,543.1
Non-controlling interests	65.1	(38.2)	—	26.9
Total equity	2,111.3	529.4	(70.7)	2,570.0
Total liabilities and stockholders' equity	$9,391.5	$(662.1)	$(3,950.9)	$4,778.5

(1)	Reflects the elimination of the assets and liabilities of Arysta, receipt of approximately $4.27 billion of estimated net sales proceeds from the Arysta Sale as of September 30, 2018, after certain post-closing adjustments in respect of, among other things, cash, indebtedness and working capital as of the Closing Date, and the recognition of an estimated $376 million loss on sale, as if the Arysta Sale had occurred on September 30, 2018.

(2)	Reflects the use of (i) $4.27 billion of net cash proceeds from the Arysta Sale, and (ii) $750 million of funds from the Company's senior secured Term Loan B under its new Credit Agreement to repay (i) $3.14 billion of term loans outstanding under its Prior Credit Agreement on the Closing Date, and (ii) $1.51 billion of Redeemed Notes, and settle $16.7 million of accrued interest, and expense (i) $41.0 million of unamortized discounts and debt issuance costs, and (ii) $38.6 million of transaction related expenses, including $29.7 million of call premiums.

PLATFORM SPECIALTY PRODUCTS CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

	Nine Months Ended September 30, 2018
(in millions, except per share amounts)	Historical	Sale (1)	Pro Forma Adjustments (2)	Pro Forma
Net sales	$1,482.6	$—	$—	$1,482.6
Cost of sales	847.2	—	—	847.2
Gross profit	635.4	—	—	635.4
Operating expenses:
Selling, technical, general and administrative	424.6	—	(0.1)	424.5
Research and development	33.1	—	—	33.1
Total operating expenses	457.7	—	(0.1)	457.6
Operating profit	177.7	—	0.1	177.8
Other (expense) income:
Interest expense, net	(233.4)	—	181.2	(52.2)
Foreign exchange gain	0.4	—	—	0.4
Other income, net	13.6	—	(0.8)	12.8
Total other expense	(219.4)	—	180.4	(39.0)
(Loss) income from continuing operations before income taxes and non-controlling interests	(41.7)	—	180.5	138.8
Income tax expense	(21.1)	—	—	(21.1)
Net (loss) income from continuing operations	(62.8)	—	180.5	117.7
Net income attributable to the non-controlling interests	(2.7)	—	—	(2.7)
Net (loss) income from continuing operations attributable to common stockholders	$(65.5)	$—	$180.5	$115.0
(Loss) earnings per share
Basic	$(0.23)			$0.40
Diluted	$(0.23)			$0.40
Weighted average common shares outstanding
Basic	288.1			288.1
Diluted	288.1			288.1
(1)	Amounts reported in the Company's Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2018, as filed with the Securities and Exchange Commission on November 1, 2018, which present the results of operations of the Arysta business as discontinued operations. Therefore, no adjustments are necessary.

(2)	Reflects net adjustments to reduce interest expense by approximately $181 million ($195 million reduction related to the Redeemed Notes, offset in part by an increase of $14.1 million related to the new Term Loan B), net of the effects of interest rate swaps, due to the repayment of (i) $3.14 billion of term loans outstanding under the Company's Prior Credit Agreement on the Closing Date, and (ii) $1.51 billion of Redeemed Notes with the proceeds from the Arysta Sale and funds from a $750 million senior secured Term Loan B under the Company's new Credit Agreement, and the reversal of $0.1 million of debt refinancing costs and $0.8 million of interest rate swap ineffectiveness, both associated with the Redeemed Notes.

PLATFORM SPECIALTY PRODUCTS CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

	Year Ended December 31, 2017
(in millions, except per share amounts)	Historical (*)	Sale (1)	Pro Forma Adjustments (2)	Pro Forma
Net sales	$3,775.9	$(1,897.3)	$—	$1,878.6
Cost of sales	2,186.9	(1,122.1)	—	1,064.8
Gross profit	1,589.0	(775.2)	—	813.8
Operating expenses:
Selling, technical, general and administrative	1,098.6	(531.4)	(8.7)	558.5
Research and development	98.4	(52.0)	—	46.4
Goodwill impairment	160.0	(160.0)	—	—
Total operating expenses	1,357.0	(743.4)	(8.7)	604.9
Operating profit	232.0	(31.8)	8.7	208.9
Other (expense) income:
Interest expense, net	(341.6)	4.7	265.9	(71.0)
Foreign exchange loss	(107.5)	53.8	—	(53.7)
Other (expense) income, net	(71.9)	1.9	74.4	4.4
Total other expense	(521.0)	60.4	340.3	(120.3)
(Loss) income before income taxes and non-controlling interests	(289.0)	28.6	349.0	88.6
Income tax (expense) benefit	(6.6)	75.2	—	68.6
Net (loss) income	(295.6)	103.8	349.0	157.2
Net income attributable to the non-controlling interests	(0.6)	(1.7)	—	(2.3)
Net (loss) income attributable to common stockholders	$(296.2)	$102.1	$349.0	$154.9
(Loss) earnings per share
Basic	$(1.04)			$0.54
Diluted	$(1.04)			$0.54
Weighted average common shares outstanding
Basic	286.1			286.1
Diluted	286.1			286.1
(*)	Historical amounts recasted for the application of Accounting Standards Update (“ASU”) 2017-07, "Compensation-Retirement Benefits (Topic 715)," whereby $10.7 million of pension expense for the year ended December 31, 2017 previously reported as "Selling, technical, general and administrative" expense was reclassified to "Other (expense) income, net."

(1)	Reflects the elimination of the results of operations of Arysta as if the Arysta Sale had occurred on January 1, 2015.

(2)	Reflects net adjustments to reduce interest expense by approximately $266 million ($285 million reduction related to the Redeemed Notes and the repricing of the 10.375% senior notes in 2017, offset in part by an increase of $18.8 million related to the new Term Loan B), net of the effects of interest rate swaps, due to the repayment of (i) $3.14 billion of term loans outstanding under the Company's Prior Credit Agreement on the Closing Date, and (ii) $1.51 billion of Redeemed Notes with the proceeds from the Arysta Sale and funds from a $750 million senior secured Term Loan B under the Company's new Credit Agreement, and the reversal of $83.1 million of debt refinancing costs associated with the Redeemed Notes.

PLATFORM SPECIALTY PRODUCTS CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

	Year Ended December 31, 2016
(in millions, except per share amounts)	Historical (*)	Sale (1)	Pro Forma
Net sales	$3,585.9	$(1,815.8)	$1,770.1
Cost of sales	2,078.2	(1,085.4)	992.8
Gross profit	1,507.7	(730.4)	777.3
Operating expenses:
Selling, technical, general and administrative	1,121.0	(524.7)	596.3
Research and development	84.4	(39.4)	45.0
Goodwill impairment	46.6	—	46.6
Total operating expenses	1,252.0	(564.1)	687.9
Operating profit	255.7	(166.3)	89.4
Other (expense) income:
Interest expense, net	(375.7)	3.4	(372.3)
Foreign exchange loss	(14.1)	(20.4)	(34.5)
Other income, net	86.0	(0.4)	85.6
Total other expense	(303.8)	(17.4)	(321.2)
Loss before income taxes and non-controlling interests	(48.1)	(183.7)	(231.8)
Income tax (expense) benefit	(28.6)	69.9	41.3
Net loss	(76.7)	(113.8)	(190.5)
Net loss attributable to the non-controlling interests	3.0	2.6	5.6
Net loss attributable to stockholders	(73.7)	(111.2)	(184.9)
Gain on amendment of Series B Convertible Preferred Stock	32.9	—	32.9
Net loss attributable to common stockholders	$(40.8)	$(111.2)	$(152.0)
Loss per share
Basic	$(0.17)		$(0.62)
Diluted	$(0.65)		$(1.06)
Weighted average common shares outstanding
Basic	243.3		243.3
Diluted	272.3		272.3
(*)	Historical amounts recasted for the application of ASU 2017-07, "Compensation-Retirement Benefits (Topic 715)," whereby $2.3 million of pension expense for the year ended December 31, 2016 previously reported as "Selling, technical, general and administrative" expense was reclassified to "Other income, net."

(1)	Reflects the elimination of the results of operations of Arysta as if the Arysta Sale had occurred on January 1, 2015.

PLATFORM SPECIALTY PRODUCTS CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

	Year Ended December 31, 2015
(in millions, except per share amounts)	Historical (*)	Sale (1)	Pro Forma
Net sales	$2,542.3	$(1,741.6)	$800.7
Cost of sales	1,550.4	(1,137.1)	413.3
Gross profit	991.9	(604.5)	387.4
Operating expenses:
Selling, technical, general and administrative	860.1	(520.2)	339.9
Research and development	62.8	(37.4)	25.4
Goodwill impairment	—	—	—
Total operating expenses	922.9	(557.6)	365.3
Operating profit	69.0	(46.9)	22.1
Other expense:
Interest expense, net	(213.9)	7.2	(206.7)
Foreign exchange loss	(43.4)	16.5	(26.9)
Other (expense) income, net	(41.0)	(0.1)	(41.1)
Total other expense	(298.3)	23.6	(274.7)
Loss before income taxes and non-controlling interests	(229.3)	(23.3)	(252.6)
Income tax (expense) benefit	(75.1)	79.0	3.9
Net loss	(304.4)	55.7	(248.7)
Net (income) loss attributable to the non-controlling interests	(4.2)	5.3	1.1
Net loss attributable to common stockholders	$(308.6)	$61.0	$(247.6)
Loss per share
Basic	$(1.52)		$(1.22)
Diluted	$(1.52)		$(1.22)
Weighted average common shares outstanding
Basic	203.2		203.2
Diluted	203.2		203.2
(*)	Historical amounts recasted for the application of ASU 2017-07, "Compensation-Retirement Benefits (Topic 715)," whereby $2.6 million of pension expense for the year ended December 31, 2015 previously reported as "Selling, technical, general and administrative" expense was reclassified to "Other (expense) income, net."

(1)	Reflects the elimination of the results of operations of Arysta as if the Arysta Sale had occurred on January 1, 2015.